================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    --------

                                    FORM 8-K
                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                    --------


       Date of Report (Date of Earliest Event Reported): December 22, 2003


                                DUANE READE INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


        001-13843                                        04-3164702
------------------------                    ------------------------------------
(Commission File Number)                    (I.R.S. Employer Identification No.)


            440 NINTH AVENUE
           NEW YORK, NEW YORK                                  10001
----------------------------------------                     ----------
(Address of Principal Executive Offices)                     (Zip Code)


                                 (212) 273-5700
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

================================================================================

ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE.

           On December 23, 2003, Duane Reade Inc., a Delaware corporation ("Duane Reade"), announced that it entered into an Agreement and Plan of Merger, dated as of December 22, 2003 (the "Merger Agreement"), with Rex Corner Holdings, LLC ("Rex Corner"), an affiliate of Oak Hill Capital Partners, L.P., pursuant to which a wholly owned subsidiary of Rex Corner will merge (the "Merger") with and into Duane Reade with Duane Reade remaining as the surviving corporation. Under the terms of the Merger Agreement, stockholders of Duane Reade will receive $17.00 in cash for each outstanding share of Duane Reade's common stock.

           A copy of the Merger Agreement and Duane Reade's press release announcing this transaction are attached as exhibits hereto and are incorporated herein by reference. This summary is qualified in its entirety by reference to the exhibits attached hereto.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         Exhibit No.                         Exhibit
         -----------                         -------

             2.1 Agreement and Plan of Merger, dated as of December 22, 2003, by and among Duane Reade Inc., Rex Corner Holdings, LLC and Rex Corner Acquisition Corp.

            99.1      Press Release, dated December 23, 2003

                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: December 23, 2003

                                        DUANE READE INC.

                                        By: /s/ John K. Henry
                                            --------------------------------
                                            John K. Henry
                                            Senior Vice President and
                                            Chief Financial Officer

                                  EXHIBIT INDEX

 Exhibit No.                                 Description
 -----------                                 -----------

    2.1 Agreement and Plan of Merger, dated as of December 22, 2003, by and among Duane Reade Inc., Rex Corner Holdings, LLC and Rex Corner Acquisition Corp.

   99.1               Press Release, dated December 23, 2003